LETTER OF TRANSMITTAL

To Tender Shares of Common Stock of

Neuberger Berman High Yield Strategies Fund Inc.

Pursuant to the Offer to Purchase
dated November 10, 2020

THE OFFER PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT
5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 10, 2020 , UNLESS THE OFFER IS EXTENDED.

The Information Agent for the Offer is:
AST Fund Solutions, LLC
55 Challenger Road, 2nd Floor
Ridgefield Park, NJ 07660
All Stockholders Call Toll Free: (877) 478-5039

The Depositary for the Offer is:

If delivering by mail:

American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219

Phone: Toll-free (877) 248-6417
(718) 921-8317
Fax: (718) 234-5001

If delivering by hand, express mail, courier or any other
expedited service:

American Stock Transfer & Trust Company, LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, New York 11219

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF COMMON STOCK TENDERED* (Please fill in. Attach separate schedule if needed)
	Certificate No(s)*	Number of Shares

TOTAL SHARES
* Need not be completed by book-entry stockholders.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be used if shares of common stock, par value $0.0001 per share (“Common Stock”), are to be forwarded herewith pursuant to the procedures set forth in Section 4 of the Offer to Purchase.

If you wish to tender all or any part of your Common Stock of Neuberger Berman High Yield Strategies Fund Inc., you should either:

●

complete and sign this Letter of Transmittal in accordance with the instructions hereto for Common Stock registered in your name and either deliver it with any required signature guarantee and any other required documents to American Stock Transfer & Trust Co., LLC (the “Depositary”) or tender your Common Stock pursuant to the procedure for book-entry tender set forth in Section 4 of the Offer to Purchase; or

●

request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Stock is registered in the name of a broker, dealer, commercial bank, trust company or other nominee you should contact such person if you desire to tender your Common Stock.

Questions and requests for assistance or for additional copies of this Letter of Transmittal or the Offer to Purchase may be directed to AST Fund Solutions, LLC, the information agent for the Offer, at its address and telephone number set forth on the first page of this Letter of Transmittal.

ADDITIONAL INFORMATION REGARDING TENDERED COMMON STOCK. PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

⬜	CHECK HERE IF TENDERED COMMON STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

Ladies and Gentlemen:

The undersigned hereby tenders to Neuberger Berman High Yield Strategies Fund Inc., a Maryland corporation (the “Fund”), the above-described shares of common stock, par value $0.0001 per share (the “Common Stock”), pursuant to the Fund’s offer to purchase for cash up to 25% of its outstanding shares of Common Stock (the “Offer”), upon the terms and subject to the conditions set forth in the Fund’s Offer to Purchase dated November 10, 2020, receipt of which is hereby acknowledged, and this Letter of Transmittal (which together constitute the “Offer Documents”). The price to be paid for the Common Stock is an amount per share, net to the seller in cash, equal to 96% of the net asset value per share (“NAV”) as determined by the Fund at the close of regular trading on the New York Stock Exchange (“NYSE”) on December 10, 2020, or such later date to which the Offer is extended.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Common Stock tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Common Stock that is being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(i)

transfer ownership of such Common Stock on the Direct Registration System or on the account books maintained by the Book-Entry Transfer Facility (as defined in the Offer to Purchase), as applicable, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Fund;

(ii)	present such Common Stock for transfer on our books; and

(iii)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Stock, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby covenants, represents and warrants to the Fund that:

(i)

the undersigned has full power and authority to tender, sell, assign and transfer the Common Stock tendered hereby and that when and to the extent the same are accepted for payment by the Fund, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interest, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Common Stock and not subject to any adverse claims;

(ii)

the undersigned understands that tenders of Common Stock pursuant to any of the procedures described in Section 4 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that (a) the undersigned has a “net long position,” within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14e-4”), in the Common Stock or equivalent securities at least equal to the Common Stock being tendered, and (b) the tender of Common Stock complies with Rule 14e-4;

(iii)

the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the Common Stock tendered hereby; and

(iv)	the undersigned has read, understands and agrees to all the terms of the Offer.

All authority herein conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The purchase price of each share of Common Stock will equal 96% of the net asset value per share (a 4% discount) as determined by the Fund at the close of regular trading on the NYSE on December 10, 2020, or such later date to which the Offer is extended. All Common Stock validly tendered on or before the expiration date and not properly withdrawn will be purchased subject to the terms and conditions of the Offer and the proration provisions described in the Offer to Purchase. If any tendered Common Stock is not accepted for payment pursuant to the terms and conditions of the Offer for any reason, such Common Stock will be returned without expense to the holder of Common Stock (“Stockholder”) in accordance with Section 3 of the Offer to Purchase.

The undersigned understands that tenders of Common Stock pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Fund pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer; may postpone the acceptance for payment of, or the payment for, Common Stock tendered; or may accept for payment fewer than all of the shares of Common Stock tendered.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check (or, in the case of Common Stock tendered by book-entry transfer, send the wire to the account at the Book-Entry Transfer Facility) for the purchase price of any Common Stock purchased, and return any Common Stock not tendered or not purchased, in the name(s) of the undersigned (or, in the case of Common Stock tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check (for Common Stock not tendered by book-entry transfer) for the purchase price of the Common Stock purchased and issue a Direct Registration Transaction Advice for any Common Stock not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). If both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue any check for the purchase price of any Common Stock purchased and return any Common Stock not tendered or not purchased in the name(s) of, and mail said check and any Direct Registration Transaction Advice for Common Stock to, the person(s) so indicated. The undersigned recognizes that the Fund has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Common Stock from the name of the registered holder(s) thereof if the Fund does not accept for payment any of the Common Stock so tendered.

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SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Common Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or the Direct Transaction Registration Advice for Common Stock not tendered or not purchased is to be issued in the name of someone other than the undersigned or to the undersigned at the address shown below the undersigned’s name, which is different from the address on page 1 above.

Mail: ☐ check

 ☐ Direct Transaction Registration Advice to:

Name: ____________________________________________

                                                    (Please Print)

Address: __________________________________________

_________________________________________________

          Zip Code

__________________________________________________

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Common Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or the Direct Transaction Registration Advice for Common Stock not tendered or not purchased is to be mailed to someone other than the undersigned or to the undersigned at the address shown below the undersigned’s name, which is different from the address on page 1 above.

Mail: ☐ check

 ☐ Direct Transaction Registration Advice to:

Name: ____________________________________________

                                                    (Please Print)

Address: __________________________________________

_________________________________________________

          Zip Code

_________________________________________________

(Social Security or Taxpayer Identification No.)	(Social Security or Taxpayer Identification No.)

SIGN HERE
(Please complete and return the Substitute Form W-9 below)

______________________________________________________

______________________________________________________

(Signature(s) of Owners)

Dated: ________________

Name(s): ______________________________________________

______________________________________________________

(Please Print)

Capacity (full title and location signed): _____________________

_____________________________________________________

Address: ______________________________________________

______________________________________________________

(Include Zip Code)

Area Code and Telephone Number: _________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Direct Registration Account(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and location of signing and see Instruction 4.)

Guarantee Of Signature(s)
(See Instructions 1 and 4)

Authorized Signature: _____________________________________

Name: ________________________________________________

Title: _________________________________________________

(Please Type or Print)

Name of Firm: __________________________________________

Address: ______________________________________________

(Include Zip Code)

Area Code and Telephone No.: _____________________________

Dated: ________________

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No.	Part I—TAXPAYER IDENTIFICATION NO.—FOR ALL ACCOUNTS.	Social Security Number OR Employee Identification Number ______________________
	Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your Social Security Number. For other entities, it is your Employer Identification Number. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines. Note: If the account is in more than one name, see the chart on page 2 of the enclosed Guidelines to determine what number to enter.	Part II For Payees Exempt From Backup Payer’s Request for Withholding (see enclosed Guidelines)

Certification —Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, all reportable payments made to me thereafter will be subject to backup withholding until I provide a number;

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3) I am a U.S. Person (or resident alien);

(4) The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct;

and

(5) Any information provided on this form is true, correct and complete.

(Please cross out certification two if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.)

Signature of U.S. Person: ________________________________ Date: _______________
Name (as shown on your income tax return): _____________________________________
Business name (if different from above): ________________________________________
Address: _________________________________________________________________
City: __________________________________ State: _________________ Zip: _______
Check the appropriate box:
⬜ Individual/Sole Proprietor ⬜ Corporation
⬜ Partnership ⬜ Other ________________
⬜ Limited Liability Company. Enter the tax classification (S = S corporation, C = corporation, P = partnership): _________
Note: for a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
⬜ Exempt from backup withholding (codes apply only to certain entities, not individuals; see Guidelines) Exempt payee code (if any): _____ Exemption from FATCA reporting (if any): _____

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if (i)(a) this Letter of Transmittal is signed by the registered holder(s) of the Common Stock (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Stock) tendered herewith exactly as the name of such holder(s) appears on the Direct Registration Account(s), (b) payment and delivery are to be made directly to such holder(s) and (c) such holder(s) have not completed the instruction entitled “Special Payment Instructions” on this Letter of Transmittal or (ii) such Common Stock is tendered for the account of an Eligible Institution. See Instruction 4.

2.    Delivery of Letter of Transmittal and Common Stock. This Letter of Transmittal is to be used if Common Stock is held in the Direct Registration System (“DRS”). If delivery of Common Stock is to be made by book-entry delivery pursuant to the procedures set forth in Section 4 of the Offer to Purchase, an Agent’s Message (as defined in the Offer to Purchase) should be utilized. A confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Common Stock delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).

The method of delivery of this Letter of Transmittal and any other document, is at the option and risk of the tendering Stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional shares of Common Stock will be purchased. By executing this Letter of Transmittal, the tendering Stockholder waives any right to receive any notice of the acceptance for payment of the Common Stock.

3.    Partial Tenders (not applicable to Stockholders who tender by book-entry delivery). If fewer than all the shares of Common Stock represented or held on the books of American Stock Transfer & Trust Company, LLC through its DRS are to be tendered, please write in the number of shares of Common Stock to be tendered in the box captioned “Description of Common Stock Tendered” above. In such case, if any tendered Common Stock is purchased, a new DRS Transaction Advice for the remainder of the Common Stock not tendered will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the expiration or termination of the Offer. All Common Stock delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

If any tendered Common Stock is not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if any tendered Common Stock is not accepted because of an invalid tender, or if more Common Stock is tendered than is accepted, or if any tendered Common Stock is properly withdrawn, (i) Common Stock held through the DRS will be returned to your account through the DRS, and (ii) Common Stock held by the Fund’s transfer agent pursuant to the Fund’s distribution reinvestment plan (“DRIP”) will be returned to the DRIP account maintained by the transfer agent, in any such case, without charge by the Fund to the tendering Stockholder, as soon as practicable following expiration or termination of the Offer or the proper withdrawal of the Common Stock.

4.    Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Stock tendered hereby, the signature(s) must correspond with the name(s) as registered in the DRS without alteration or any change whatsoever.

If any of the Common Stock tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Common Stock tendered hereby is registered in different names on different Direct Registration Accounts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different accounts.

If this Letter of Transmittal is signed by the registered holder(s) of the Common Stock tendered hereby, no separate stock powers are required unless payment of the purchase price is to be made, or Common Stock not tendered or not purchased is to be returned, in the name of any person other than the registered holder(s). Signatures on any such stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Stock tendered hereby, the Letter of Transmittal must be accompanied by appropriate stock powers, signed exactly as the name(s) of the registered holder(s) appear(s) on the Direct Registration Accounts for such Common Stock. Signature(s) on any such stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, should indicate location of signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

5.    Stock Transfer Taxes. The Fund will pay any stock transfer taxes with respect to the sale and transfer of any Common Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Common Stock not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Common Stock to the Fund pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

6.    Special Payment and Delivery Instructions (not applicable to Stockholders who tender by book-entry delivery). If the check for the purchase price of any Common Stock purchased is to be issued, or any Common Stock not tendered or not purchased or not delivered to the Depositary is to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Direct Registration Transaction Advice for Common Stock not tendered or not purchased is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above on page 2, the appropriate boxes on this Letter of Transmittal should be completed.

7.    Substitute Form W-9. Under the federal income tax law, the Depositary will be required to withhold 24% of any amounts otherwise payable to certain Stockholders pursuant to the Offer (regardless of whether you realize a gain or loss) (“backup with-holding”). In order to avoid backup withholding, a tendering Stockholder, or, if applicable, any other payee, must provide the Depositary with such Stockholder’s or payee’s correct taxpayer identification number and certify that such Stockholder or payee is not subject to such backup withholding by completing, signing, and returning the Substitute Form W-9 set forth above. In general, if a Stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the Stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). A false statement made on the Substitute Form W-9 without any reasonable basis will be subject to a $500 penalty imposed by the IRS, and the willful falsification of certifications or affirmations may be subject to criminal penalties, including fines and/or imprisonment. Certain Stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Common Stock is held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Common Stock to be deemed invalidly tendered, but may require the Depositary to withhold 24% of any amounts otherwise payable pursuant to the Offer. Backup withholding is not an additional tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN IRS PENALTIES AND BACKUP WITHHOLDING ON ANY AMOUNTS OTHERWISE PAYABLE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

8.    Waiver of Conditions. Subject to the Offer to Purchase, the conditions of the Offer may be waived, in whole or in part, by the Fund, at any time and from time to time, in the case of any Common Stock tendered.

9.    Irregularities. The Fund will determine, in its sole discretion, all questions as to the number of shares of Common Stock to be accepted, and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of Common Stock. The Fund’s determination will be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which it determines may be unlawful. The Fund also reserves the absolute right to waive any defect or irregularity in the tender of any particular shares of Common Stock or any particular Stockholder. No tender of Common Stock will be deemed to be properly made until all defects or irregularities have been cured by the tendering Stockholder or waived by the Fund. None of the Fund, the Depositary, the Information Agent, or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give

2

any such notice. The Fund’s interpretation of the terms of and conditions to the Offer, including this Letter of Transmittal and the instructions thereto, will be final and binding. By tendering Common Stock to the Fund, you agree to accept all decisions the Fund makes concerning these matters and waive any right you might otherwise have to challenge those decisions.

10.    Proration. The Fund’s determination of the proration factor will be final and binding on all parties. By tendering Common Stock to the Fund, you agree to accept all decisions the Fund makes concerning proration matters and waive any right you might otherwise have to challenge those decisions.

11.    Procedures for Participants in the DRIP and Order of Acceptance of Tendered Shares. If a Stockholder tenders all of his or her Common Stock, all such Common Stock credited to such Stockholder’s account(s), including Common Stock acquired through the DRIP, will be tendered unless the Stockholder otherwise specifies in this Letter of Transmittal.

* * * * *

Any questions and requests for assistance may be directed to the Information Agent at its addresses and telephone number set forth on the first page of this Letter of Transmittal. Additional copies of the Offer to Purchase and the Letter of Transmittal may be obtained from the Information Agent at its addresses and telephone number set forth on the first page of this Letter of Transmittal. Stockholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to sections of the Internal Revenue Code of 1986, as amended. “IRS” refers to the Internal Revenue Service.

For this type of account:	Give the SOCIAL SECURITY NUMBER of—
1. An individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account, or if combined funds, the first individual on the account(1)
3. A custodian account of a minor (Uniform Transfers/Gift to Minors Act)	The minor(2)
4. (a) A revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
(b) A so-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5. A sole proprietorship or single-owner limited liability company (“LLC”)	The owner(3)
For this type of account:	EMPLOYER IDENTIFICATION NUMBER of—
6. A valid trust, estate, or pension trust	The legal entity(4)
7. A corporation or an entity electing corporate status on IRS Form 8832	The corporation or entity
8. A religious, charitable, or educational organization or association, club or other tax-exempt organization	The organization
9. A partnership or multi-member LLC	The partnership or LLC
10. A broker or registered nominee	The broker or nominee
11. An account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

(Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are not exempt from backup withholding.

Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transaction.

Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

Payees specifically exempted from backup withholding include the following, and should use the appropriate code below:

●

1-An organization exempt from tax under Section 501(a), any individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

●	2-The United States or any of its agencies or instrumentalities.

●	3-A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities.

●	4-A foreign government or any of its political subdivisions, agencies, or instrumentalities.

●	5-A corporation.

●	6-A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession.

●	7-A futures commission merchant registered with the Commodity Futures Trading Commission.

●	8-A real estate investment trust.

●	9-An entity registered at all times during the tax year under the Investment Company Act of 1940.

●	10-A common trust fund operated by a bank under Section 584(a).

●	11-A financial institution.

●	12-A middleman known in the investment community as a nominee or custodian.

●	13-A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends generally exempt from backup withholding include:

●	Payments to nonresident aliens subject to withholding under Section 1441.

●	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

Certain payments, other than payments of dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, 6050N and 6050W.

Exemption from FATCA Reporting

The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

●	A- An organization exempt from tax under Section 501(a) or any individual retirement plan as defined in Section 7701(a)(37).

●	B- The United States or any of its agencies or instrumentalities.

●	C- A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities.

●	D- A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations Section 1.1472-1(c)(1)(i).

●	E- A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations Section 1.1472-1(c)(1)(i).

●

F- A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

●	G- A real estate investment trust.

●	H- A regulated investment company as defined in Section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

●	I- A common trust fund as defined in Section 584(a).

●	J- A bank as defined in Section 581.

●	K- A broker.

●	L- A trust exempt from tax under Section 664 or described in Section 4947(a)(1).

●	M- A tax exempt trust under a Section 403(b) plan or Section 457(g) plan.

Note. You may wish to consult with the financial institution requesting this Form W-9 to determine whether the FATCA code and/or exempt payee code should be completed.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FORM, AND RETURN TO THE PAYER. ALSO SIGN AND DATE THE FORM.

Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 24% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)    Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Civil Penalty for False Information With Respect To Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)    Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)    Misuse of Taxpayer Identification Number. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

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